UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

AMENDED FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: November 29, 2001

PRIME HOLDINGS AND INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-30477	88-0421215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8275 South Eastern Avenue, Suite 200, Las Vegas, Nevada 89123

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone number, including area code: (702) 990-8800

MyTravelGuide.com, Inc.

(Former Name of Registrant)

Item 7. Financial Statements and Exhibits.

Rag. Carlo Luigi Schiavone commercialista - economista d'impresa (Italian Certified Public Accountant) tel.: 0039 02 86461363. - Fax: 0039 02 700 542 605

To the Board of Directors and Stockholders

of S.I.T.I. S.p.A.

Via della Spiga 22

20121 MILANO

REPORT OF INDEPENDENT PUBLIC ACCOUNTANT

Milan, 16 November 2001

I have audited the accompanying consolidated balance sheets of S.I.T.I. S.p.A. as of December 31, 1999 and 2000, and the related consolidated statements of income, cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these consolidated financial statements based on my audit.

I conducted my audit in accordance with standards established by the American Institute of Certified Public Accountants. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of S.I.T.I. S.p.A. as of December 31, 1999 and 2000, and the results of its operations and cash flows for the years then ended in conformity with accounting principles established by the IASC (International Accounting Standards Committee) and generally accepted in the United States of America.

                                                                                                            Carlo Luigi SCHIAVONE

SITI S.p.A. Societa Italiana Telecomunicazioni Integrate and subsidiaries

BALANCE SHEET as of December 31, 1999, and
CONSOLIDATED BALANCE SHEET as of December 31, 2000
(Thousands of US Dollars)

ASSETS
	2000	1999

CURRENT ASSETS:
Cash and cash equivalents	$ 554	$ 206
Trade accounts receivable	1,983	29
Other receivables	346	158
Inventories - note 2	1,297	79
Prepaid expenses	18	3
TOTAL CURRENT ASSETS	4,198	475

LONG-TERM ACCOUNT RECEIVABLE	1	-

INVESTMENTS IN ENTERPRISES - note 3	538	-

OTHER INVESTMENTS	148	155

PROPERTY, PLANT AND EQUIPMENT - note 4	613	439

GOODWILL - note 5	1,745	25

OTHER INTANGIBLE ASSETS - note 6	54	42

TOTAL ASSETS	$ 7,297	$ 1,136

The accompanying notes are an integral part of these financial statements.

SITI S.p.A. Societa Italiana Telecomunicazioni Integrate and subsidiaries

BALANCE SHEET as of December 31, 1999, and
CONSOLIDATED BALANCE SHEET as of December 31, 2000
(Thousands of US Dollars)

LIABILITIES AND SHAREHOLDERS' EQUITY
	2000	1999

CURRENT LIABILITIES:
Demand loan - note 7	$ 1,375	$ -
Customer deposits	13	-
Trade payables	1,263	198
Taxes payable	81	22
Social security and welfare institution payables	32	18
Other payables	173	6
Accrued expenses	32	53
Current portion of long-term debt	10
TOTAL CURRENT LIABILITIES	2,979	297

LONG-TERM DEBT - note 8	177	-

RESERVE FOR EMPLOYEE TERMINATION INDEMNITIES	79	-

MINORITY INTEREST	411	-

TOTAL LIABILITIES	3,646	297

SHAREHOLDERS' EQUITY:
Share capital - note 9	3,556	233
Additional paid-in capital	493	1,323
Accumulated deficit	(397)	(753)
Other comprehensive income	(1)	36

TOTAL SHAREHOLDERS' EQUITY	3,651	839

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 7,297	$ 1,136

The accompanying notes are an integral part of these financial statements.

SITI S.p.A. Societa Italiana Telecomunicazioni Integrate and subsidiaries
STATEMENT OF CASH FLOWS
for the year ended December 31, 1999, and
CONSOLIDATED STATEMENT OF CASH FLOWS
for the year ended December 31, 2000
(Thousands of US Dollars)

	2000	1999
CASH FLOWS FROM OPERATIONS:
Net income/(loss)	-218	-707
Adjustment for items not affecting cash flows:
Provisions for depreciation and amortization	212	43
OCI (Other comprehensive income)	-1	33
Minority interest	-70	-
Sub-total	-77	-631
Changes in current assets/current liabilities:
(Increase)/decrease in trade accounts receivable	-1,954	123
(Increase) in other receivables	-188	-134
(Increase)in inventories	-1,218	-51
(Increase) in prepaid expenses	-15	-3
Increase in advances received	13	-
Increase in trade payables	1,065	22
Increase in taxes payable	59	11
Increase in social security and welfare institution payables	14	9
Increase in other payables	167	3
Increase/(decrease) in accrued expenses	-21	21
Net movement in reserve for employee termination indemnities	78	-1
Total cash flows (used in) operations	-2,077	-631

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in share capital/paid-in capital	3,031	1,235
Increase in long-term trade accounts receivable	-1	-
Increase in long-term debt	187	-
Increase in minority interest	481	-
Total cash flows from financing activities	3,698	1,235

CASH FLOWS FROM INVESTING ACTIVITIES:
Increase in investments in enterprises	-538	-155
Other investments	7	-
Increase in goodwill	-1,720	-
Increase in other tangible and intangible fixed assets	-397	-257
Total cash flows from investing activities	-2,648	-412

Increase/(decrease) in cash flows	-1,027	192

Cash and banks at beginning of period	206	14

Bank borrowings, less cash and banks at
end of period	-821	206

Supplemental disclosures

Interest paid	88	-

Income taxes paid	-	45

The accompanying notes are an integral part of these financial statements.

SITI S.p.A. Societa Italiana Telecomunicazioni Integrate and subsidiaries

STATEMENT OF OPERATIONS
for the year ended December 31, 1999, and
CONSOLIDATED STATEMENT OF OPERATIONS
for the year ended December 31, 2000
(Thousands of US Dollars)

		Six month period
	2000	ended June 30, 2001	1999

SALES	$ 2,955	$ 4,337	$ 391

OPERATING COSTS AND EXPENSES:
Purchases	1,300	647	147
Services	919	1,066	767
Payroll	647	386	264
Rental expenses	93	120	28
Other operating expenses	150	69	31
Provisions for depreciation and amortization	212	62	59
Other provisions	28	1,714	35
Capitalization of costs relating to construction of internal fixed assets	(91)	0	(205)
TOTAL OPERATING EXPENSES	3258	4064	1126

OPERATING PROFIT/(LOSS)	(303)	273	(735)

OTHER INCOME AND (EXPENSE):
Other revenues	105	135	18
Extraordinary income	-	74	10
Income from subsidiaries	1	0	-
Interest income	6	19	-
Interest expense	(88)	(54)	-
TOTAL OTHER INCOME AND (EXPENSE)	24	174	28

INCOME/(LOSS) BEFORE TAXES	(279)	447	(707)

TAXES	(9)	(232)	-

MINORITY INTEREST	70	(160)	-
NET INCOME/(LOSS) FOR PERIOD	(218)	55	(707)

The accompanying notes are an integral part of these financial statements.

SITI S.p.A. Societa Italiana Telecomunicazioni Integrate and subsidiaries for the year ended December 31, 1999
CONSOLIDATED STATEMENT OF CHANGES ON SHAREHOLDERS' EQUITY
for the year ended December 31, 2000
(Thousands of US Dollars)

	Common Stock
	Number of shares	Amount	Additional Paid-in Capital	Accumulated Deficit	Other comprehensive income	Total
Balance, December 31, 1998	45,000	$ 233	$ 88	$ (46)		$ 275

Net income/loss				(707)	36	(671)

Additional paid-in capital			1,235			1235

Balance, December 31, 1999	45,000	233	1,323	(753)	36	839

Net income/loss				(218)	(37)	(255)

Increase in share capital
and partial coverage of prior year
losses	695,000	3,323	(830)	574		3,067

Balance, December 31, 2000	740,000	$ 3,556	$ 493	$ (398)	$(1)	$ 3,651

The accompanying notes are an integral part of these financial statements.

SITI S.p.A. Societa Italiana Telecommunicazioni Integrate and subsidiaries

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2000

(U.S. dollars in thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting policies of the Company are in accordance with generally accepted accounting principles established by the American Institute of Certified Public Accountants applied on a basis consistent with that of the preceding year.

Basis of consolidation

The financial statements of entities, which are controlled by the Company, referred to as subsidiaries, are consolidated. Entities which are not controlled but over which the Company has the ability to exercise significant influence, referred to as associated companies, are accounted for using the equity method. Investments in entities that the Company does not control or over which it does not exercise significant influence are accounted for using the cost method.

Use of Estimates

The preparation of the Company's interim consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financials statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Accounts receivable are shown net of allowance for doubtful accounts in the amount of 96.

(1999: 34).

Inventory

Inventory is recorded at the lower of cost and net realizable value. Cost is established on a LIFO basis. No reserve for obsolete and slow-moving inventories is deemed necessary.

Property, plant and equipment

Property, plant and equipment are recorded at cost. Amortization is provided annually on a straight-line basis at rates calculated to write-off the assets over their estimated useful lives as follows except in the year of acquisition when one half of the rate is used.

Buildings 3%

Plant and machinery 15.50%

Other equipment 25%

Other plant and equipment 12% - 25%

SITI S.p.A. Societa Italiana Telecommunicazioni Integrate and subsidiaries

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2000

(U.S. dollars in thousands)

Intangible Assets

Intangible assets are stated at cost, reduced on a straight-line basis to their net book value through provision for amortization provided at the following annual rates:

Licenses, trade-marks and similar rights 20%

Patents and intellectual property rights 33%

Purchased goodwill 10%

Others 20%

Additions during the year are amortized at the above rates.

Goodwill is amortized over 10 years starting on 2001.

Impairment of goodwill and other long-lived assets

When events and circumstances warrant a review, the Company evaluates the carrying value of goodwill and long-lived assets to be held and used. The carrying value of an asset is considered impaired when the anticipated undiscounted cash flow from such assets is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair market value. Fair market value is determined using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair market values are reduced by the cost of dispose of such assets.

Revenue recognition

Telecommunication products and services:

Revenue is recorded net of trade discounts and allowances upon shipment of products or rendering of services and when all significant contractual obligations have been satisfied and collection is reasonably assured.

Income taxes

National corporate taxes (IRPEG) in Italy are levied on book income adjusted for disallowable expenses at the rate of 37% (37% in 1999).

In addition, a regional tax on value produced (IRAP) is levied at the rate of 4.25%. In accordance with the principles established by the Italian accounting profession, this tax is classified with income taxes, even though certain significant costs and expenses (e.g. personnel costs and interest expense) are not deductible in the determination of the related IRAP tax liability.

Reserve for Employee Termination Indemnities

Provision has been made, under Italian law and labor regulations, for termination indemnities to employees upon termination of employment.

Translation of foreign currencies

The functional currency of the Company is the United States dollar. The financial statements of the Company's operations whose functional currency is other than the United States dollar are translated from such functional currency to United States dollars using the current rate method. Under the current rate method, assets and liabilities are translated at the exchange rates in effect at the balance sheet date. Revenues and expenses, including gains and losses on foreign exchange transactions, are translated at average rates for the period. Where the current rate method is used, the unrealized translation gains will be accumulated under other comprehensive income in the shareholders' equity section.

SITI S.p.A. Societa Italiana Telecommunicazioni Integrate and subsidiaries

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2000

(U.S. dollars in thousands)

2. INVENTORY

	2000	1999
Raw materials	$ 1,211	$ -
Finished good inventories	86	79
	$ 1,247	$ 79

3. INVESTMENTS AND OTHER INVESTMENTS

	2000	1999
Investments in enterprises
Consortium Tecnos	538	-
	$ 538	$ -

Other investments

Other investments are represented by fixed interest securities.

4. PROPERTY, PLANT AND EQUIPMENT

			2000	1999
	Cost	Accumulated Amortization	Net Book Value	Net Book Value
Land and buildings	$ 268	$ 133	$ 133	$ -
Plant and equipment	206	30	176	210
Other equipment	420	402	18	1
Other fixed assets	271	204	67	8
Fixed assets construction in progress	217	-	217	220
	$ 1,384	$ 771	$ 613	$ 439

5. GOODWILL

	2000	1999
Goodwill	$ 1,754	$ 31
Accumulated amortization	9	6
	$ 1,745	$ 25

SITI S.p.A. Societa Italiana Telecommunicazioni Integrate and subsidiaries

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2000

(U.S. dollars in thousands)

6. OTHER INTANGIBLE ASSETS

			2000	1999
	Cost	Accumulated Amortization	Net Book Value	Net Book Value
Research and development	$ 7	$ 6	$ 1	$ -
Patents and intellectual property rights	16	6	10	-
Licenses, trade-marks and similar rights	53	25	28	42
Intangibles in progress and advance	18	5	13	-
Others intangible assets	3	1	2	-
	$ 97	$ 43	$ 54	$ 42

7. DEMAND LOAN

Group companies have credit lines available to the extent of US $1.5 million at December 31, 2000.

8. LONG-TERM DEBT

	2000	1999
4.675% Notes due June 30, 2002	$ 91	$ -
18% debentures due June 30, 2002	96	-
Less current portion	10	-
	$ 177	$ -

9. SHARE CAPITAL

Authorized: 100,000 common shares with par value of $ 5

	2000 Common Shares	Amounts	1999 Common Shares	Amounts
Balance at the beginning of the year	45,000	$ 233	45,000	$ 233
Shares issued during the year	695,000	3,323	-	-
Balance at the end of the year	740,000	$ 3556	45,000	$ 233

SITI S.p.A. Societa Italiana Telecommunicazioni Integrate and subsidiaries

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2000

(U.S. dollars in thousands)

10. Acquisition

On January 22, 2000, the Company acquired 51% of the share capital of Datico S.p.A., an Italian company deal with telephone systems and specialize in planning, designing and building of customized telephone networks for public and private companies both on a national and international level. They provide with dedicated telephone systems installation, service and calibration according to national and European standards. The purchase price was $1,738. The purchase included goodwill in the amount of $1,247.

On October 22, 2000, the Company acquired 51% of the share capital of Datico Services S.p.A., an Italian company dealing in telephone systems (reselling activities). The purchase price was $611. The purchase included goodwill in the amount of $434.

On July 27, 2000, the Company acquired 40% of the share capital of S.C.A. S.r.l. This company deals with electric devices and telephones. Working together with SITI S.p.A and being involved mainly in partnerships with public companies such as FFSS, ENEL, TELECOM and with municipalities. The purchase price was $26. The purchase included goodwill in the amount of $ 21.

On November 27, 2000, the Company acquired 51% of the share capital of Kelti S.r.l.. The Company deals in telephone systems mainly in the region of Abruzzo exclusively working as a reseller in the banking sector. The purchase price was $28. The purchase included goodwill in the amount of $ 23.

All of these acquisitions are accounted for under the purchase method. The consolidated financial statements include the operating results of each of these businesses from the beginning of the financial year in which the acquisition took place.

Goodwill has been determined on the basis of the difference between the purchase price paid and the underlying value of the assets and liabilities acquired (assumed to be in line with their fair market value).

11. SUBSEQUENT EVENTS

Subsequent to year-end, the acquisition of a 51% investment in Artel S.r.l., a company operating in the sales of works of art via Internet, and in other enterprises have been finalized. The cost of these investments has been included in the consolidated financial statements under the account of "Investments".

In June 2001, the Company acquired 51% of Impresa Mondelli S.r.l., an Italian construction company working for government organizations. They construct civilian and industrial buildings, main roads, paving requiring special methods, construction works for railways, airports, ports and bridges.

PRIME HOLDINGS AND INVESTMENTS, INC.

(FORMERLY MYTRAVELGUIDE.COM, INC. WHICH WAS FORMERLY DILIGENCIA TECHNOGIES, INC.)

PRO-FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

December 31, 2000

(U.S. DOLLARS IN THOUSANDS)

PRIME HOLDINGS AND INVESTMENTS, INC.

(FORMERLY MYTRAVELGUIDE.COM, INC. WHICH WAS FORMERLY DILIGENCIA TECHNOLOGIES, INC.)

PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

(Unaudited)

Year-ended December 31, 2000

(U.S. dollars in thousands)

	Prime	SITI S.p.A.	Impresa	Adjustments	Pro-forma
	Holdings	and	Mondelli
		subsidiaries	S.r.l.

Revenue	$ 10	$ 2,955	$ 2,018	$ -	$ 4,983

Operating expenses

Amortization	-	212	57	-	269
Bank charges and interest	-	88	329	-	417
Consulting	14	-	-	-	14
Outside service	-	919	1,230	-	2,149
Purchases	-	1,300	142	-	1,442
Professional fees	7			-	7
Rent	2	93	162	-	257
Salaries and benefits	-	647	703	-	1,350
Subcontracts	28			-	28
Other operating expenses	6	87	1,592	-	1,685

	57	3,346	4,215	-	7,618

Operating profit	(47)	-391	-2,197	-	-2,635

Other revenues	-	112	2,227	-	2,339

Minority interest	-	70	1	-	71

Income taxes	-	9	-	-	9

Net loss for the year	$ (47)	$ (218)	$ 31	$ -	$ (234)

Weighted average common
shares outstanding					53,436

Earnings (loss) per share					$ (0.004)

The accompanying notes are an integral part of these financial statements

EVANCIC PERRAULT ROBERTSON

PRIME HOLDINGS AND INVESTMENTS, INC.

(FORMERLY MYTRAVELGUIDE.COM, INC. WHICH WAS FORMERLY DILIGENCIA TECHNOLOGIES, INC.)

PRO-FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

Year-ended December 31, 2000

(U.S. dollars in thousands)

	Prime	SITI S.p.A.	Impresa	Adjustments	Pro-forma
	Holdings	and	Mondelli
		subsidiaries

ASSETS
Current
Cash	$ 9	$ 554	$ 27	$ 0	$ 590
Accounts receivable	0	2,329	3,725	0	6,054
Work in progress	0		702	0	702
Inventory	0	1,297		0	1,297
Other current assets	0	18	25	0	43
	9	4,198	4,479	0	8,686

Property, plant and equipment	0	613	220	1,000	1,833

Investments	0	686	2,628	13,105	16,419

Goodwill	0	1,745	0	4,613	6,358

Other intangible assets	0	54	5	0	59

Other long-term assets	0	1		0	1

TOTAL ASSETS	$ 9	$ 7,297	$ 7,332	$ 18,718	$ 33,356

LIABILITIES AND SHAREHOLDERS' EQUITY

Current:
Demand loan	$ 0	$ 1,375	$ 1,544	$ 0	$ 2,919
Accounts payable and accrued liabilities	2	1,549	2,973	0	4,524
Due to related companies	0	0	2,455	0	2,455
Other current liabilities	20	45			65
	22	2,969	6,972		9,963

Long-term debt	0	187	0	0	187

Reserve for employee termination indemnities	0	79	223	0	302

Minority interest	0	411	6	0	417

	22	3,646	7,201	0	10,869

Shareholders' equity
Share capital	4	3,556	61	(3,612)	9
Other comprehensive income	0	(1)	0	0	(1)
Additional paid-in capital	41	493	40	21,962	22,536
Deficit	(58)	(397)	30	368	(57)

	(13)	3,651	131	18,718	22,487

	$ 9	$ 7,297	$ 7,332	$ 18,718	$ 33,356

The accompanying notes are an integral part of these financial statements

EVANCIC PERRAULT ROBERTSON

PRIME HOLDINGS AND INVESTMENTS, INC.

(FORMERLY MYTRAVELGUIDE.COM, INC. WHICH

WAS FORMERLY DILIGENCIA TECHNOLOGIES, INC.)

UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2000

(U.S. dollars in thousands)

The following unaudited pro-forma condensed consolidated balance sheet as of December 31, 2000 and the unaudited pro-forma condensed consolidated statement of earnings for the year ended December 31, 2000 give effect to the acquisition of S.I.T.I. S.p.A. Societa Italiana Telecomunicazioni Integrate (S.I.T.I. S.p.A.) by Prime Holdings and Investments, Inc. (Prime) on September13, 2001. S.I.T.I. S.p.A. and its subsidiaries formed S.I.T.I. Group as a result of a series of acquisitions made prior to December 31, 2000, hereto called S.I.T.I. S.p.A. and subsidiaries, and acquisition of Impresa Mondelli S.r.l. in June 2001.

The pro-forma information is based on the historical consolidated financial statements of Prime, S.I.T.I. S.p.A. and subsidiaries, and Impresa Mondelli S.r.l. giving effect to the acquisition under the purchase method of accounting as if such transaction had been consummated as of the beginning of the year presented, and under the assumptions and adjustments in the accompanying notes to the pro-forma condensed consolidated financial statements.

The information contained in the following unaudited pro-forma consolidated condensed financial statements does not purport to be indicative of the results of operations of the Company which may have been attained had the acquisition been effect on the dates assumed.

The pro-forma information with respect to the acquisitions reflects: (i) the issuance of forty five million (45,000,000) shares in exchange for all the outstanding shares of S.I.T.I. S.p.A. and subsidiaries, and (ii) US$28 thousand dollars cash paid to acquire 51% of the outstanding shares of Impresa Mondelli S.r.l.

The unaudited pro-forma condensed consolidated financial information contained herein should be read in conjunction with the historical financial statements and related notes of Prime Holdings and Investments, Inc. included in its filings with the Securities and Exchange Commission and with the historical consolidated financial statements of S.I.T.I. S.p.A. and subsidiaries, and Impresa Mondelli S.r.l. included herein.

PRIME HOLDINGS AND INVESTMENTS, INC.

(FORMERLY MYTRAVELGUIDE.COM, INC. WHICH

WAS FORMERLY DILIGENCIA TECHNOLOGIES, INC.)

NOTES TO UNADITED PRO-FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2000

(U.S. dollars in thousands)

Translation of foreign currencies

The S.I.T.I. Group historical balance sheets as of December 31, 2000 have been translated from Italian Lire to U.S. dollars at the exchange rates in effect at the balance sheet date. The historical income statements for the year ended December 31, 2000 have been translated at the average rate for the year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME HOLDINGS AND INVESTMENTS, INC.

/s/ Giovanni Iachelli

Giovanni Iachelli, President

Dated:  November 29, 2001